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                                                                EXHIBIT 10.1(v)


        Amendment No. 1 ("Amendment No. 1") dated as of May 15, 1997, to the Master License Agreement ("Agreement") dated March 21, 1994 by and between TMNI International Incorporated ("Licensor") and Transmedia Asia Pacific, Inc. as assignee of Conestoga Partners II, Inc. ("Licensee").

        WHEREAS the parties to the Agreement wish to modify certain terms of the Agreement;

        NOW THEREFORE the parties agree as follows:

        1. The first two sentences of Section 3.2 of the Agreement shall be deleted in their entirety and the following shall be substituted therefor:

                "Licensee shall establish, through permitted sublicensees, a Business in any one country in the Territory (other than Australia and New Zealand) no later than September 30, 1998 or Licensee shall lose all rights granted hereunder for all countries in the Territory, other than Australia and New Zealand. If Licensee has established a Business in one such country by such date, then Licensee shall in addition establish a Business in a second country in the Territory no later than September 30, 2000 or Licensee shall lose all rights granted hereunder for all countries in the Territory, other than Australia and New Zealand and the first country."

        2. All definitions contained in the Master License Agreement shall have the same meaning in this Amendment No. 1.

        3. Except as otherwise amended herein, the Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed, sealed and delivered this Amendment No. 1 as of the day and year first above written.

                                        TMNI International Incorporated

                                        By:   Michael Chasen
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Attest:                                 Title:   President
                                              -------------------------------
Carol Milhauser
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                                        Transmedia Asia Pacific, Inc.

                                        By:  Paul Harrison
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Attest:                                 Title:   President
                                              -------------------------------
Michelle Glenn
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